Fees Summary	Sep. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,670,272.32
Previously Paid Amount	0.00
Total Fee Amount	921.16
Total Offset Amount	0.00
Net Fee	$ 921.16